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                             EXHIBIT A

          Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them.

Dated:  February 17, 1998     APERTURE ASSOCIATES, L.P.

                              By:   Horsley Bridge Partners, Inc.
                              Its:  General Partner


                                    By:   /s/ Phillip Horsley
                                          ------------------------
                                          Phillip Horsley
                                    Its:  President


                              HORSLEY BRIDGE PARTNERS, INC.


                              By:   /s/ Phillip Horsley
                                    ------------------------------
                                    Phillip Horsley
                              Its:  President


                                    /s/ Kevin P. Wright
                                    ------------------------------
                                    KEVIN P. WRIGHT



                              APERTURE PARTNERS, L.P.


                              By:   /s/ Phillip Horsley
                                    ------------------------------
                                    Phillip Horsley
                              Its:  General Partner


                                    /s/ Phillip Horsley
                                    ------------------------------
                                    PHILLIP HORSLEY


                                    /s/ Gary L. Bride
                                    ------------------------------
                                    GARY L. BRIDGE


                                    /s/ N. Dan Reeve
                                    ------------------------------
                                    N. DAN REEVE